                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Cal-Maine Foods, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              CAL-MAINE FOODS, INC.

                            NOTICE OF ANNUAL MEETING

                                DECEMBER 11, 2001


TO THE SHAREHOLDERS:

         The Annual Meeting of the shareholders of Cal-Maine Foods, Inc. will be held at the corporate offices of Cal-Maine Foods, Inc. at 3320 Woodrow Wilson Drive, Jackson, Mississippi 39207, at 2:00 p.m. (Local Time), on Tuesday, December 11, 2001, to consider and vote on:

1. The election of directors to serve on the Board of Directors of Cal-Maine Foods, Inc. for the ensuing year.

2. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         November 8, 2001 has been fixed as the record date for determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof.

         The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign, date and return the enclosed proxy card promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

                                             FOR THE BOARD OF DIRECTORS


                                             /s/ Bobby J. Raines
                                             -----------------------------
                                             BOBBY J. RAINES
                                             SECRETARY



DATED: November 14,2001.


SHAREHOLDERS ARE URGED TO VOTE BY DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                             CAL-MAINE FOODS, INC.
                           3320 WOODROW WILSON DRIVE
                           JACKSON, MISSISSIPPI 39209


                       PROXY STATEMENT FOR ANNUAL MEETING
                  OF SHAREHOLDERS TO BE HELD DECEMBER 11, 2001


         The information set forth in this proxy statement is furnished in connection with the Annual Meeting of Shareholders of Cal-Maine Foods, Inc. (the "Company") to be held on December 11, 2001, at 2:00 p.m., Jackson time, at our headquarters, 3320 Woodrow Wilson Drive, Jackson, Mississippi. Copies of our annual report to shareholders for the fiscal year ended June 2, 2001 and quarterly report on Form 10-Q for the quarter ended September 1, 2001, accompany this proxy statement. Additional copies of the annual report, quarterly report, notice, proxy statement, and proxy card may be obtained from our Secretary, Bobby J. Raines, Post Office Box 2960, Jackson, Mississippi 39207. Our telephone number is 601/948-6813. The terms "we," "us" and "our" used in this proxy statement mean the Company.

         Our Board of Directors is soliciting the enclosed proxy. The proxy may be revoked by a shareholder at any time before it is voted by filing with our Secretary a written revocation or a duly executed proxy bearing a later date. The proxy also may be revoked by a shareholder attending the meeting, withdrawing the proxy, and voting in person.

         All expenses incurred in connection with the solicitation of proxies will be paid by us. In addition to the solicitations of proxies by mail, our directors, officers, and regular employees may solicit proxies in person or by telephone. We will, upon request, reimburse banks, brokerage houses and other institutions, and fiduciaries for their expenses in forwarding proxy material to their principals.

         This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about November 14, 2001. Shareholders of record at the close of business on November 8, 2001, are eligible to vote at the Annual Meeting. As of the record date, 10,564,388 shares of our Common Stock were outstanding, and 1,200,000 shares of the Company's Class A Common Stock were outstanding. Each share of Common Stock is entitled to one vote on each matter to be considered at the Annual Meeting. Each share of Class A Common Stock is entitled to ten votes on each such matter. Both the shares of Common Stock and the shares of Class A Common Stock have the right of cumulative voting in the election of directors. Cumulative voting means that each shareholder will be entitled to cast as many votes as he or she has the right to cast (before cumulating votes), multiplied by the number of directors to be elected. All such votes may be cast for a single nominee or may be distributed among the nominees to be voted for as the shareholder sees fit. To exercise cumulative voting rights by Proxy, a shareholder must clearly designate the number of votes to be cast for any given nominee.

         Shares represented by a properly executed and returned proxy card will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no instructions are indicated, the proxy will be voted

         - FOR election of the ten nominees to serve as directors of the Company;

         The election of directors requires a plurality of the votes cast. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

         In accordance with our bylaws and Delaware law, the Board will appoint two inspectors of election. The inspectors will take charge of, and will count, the votes and ballots cast at the Annual Meeting and will make a written report on their determination.

              OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

         The following table sets forth information as to the beneficial ownership of our Common Stock as of November 1, 2001, by:

         - each person known by us to beneficially own more than 5% of the class outstanding, and

         - each director, each nominee to serve as a director of the Company, each executive officer named in the Summary Compensation Table (see "Compensation of Executive Officers and Directors") and by all directors and officers as a group. Each executive officer also is a director of the Company.


                                       COMMON STOCK AND CLASS "A" COMMON STOCK
                                   ---------------------------------------------------
                                     NUMBER OF SHARES(1)             PERCENT OF CLASS      PERCENT OF
                                   --------------------------       ------------------    TOTAL VOTING
NAME OF BENEFICIAL OWNER(2)         COMMON           CLASS A        COMMON     CLASS A      POWER(3)
---------------------------        ---------        ---------       ------     -------    ------------

FRED R. ADAMS, JR.(4)(5)           4,607,639        1,131,600        43.5        94.3         70.5

CAL-MAINE FOODS, INC.
EMPLOYEE STOCK
OWNERSHIP PLAN                     2,892,897                         27.4                     12.8

RICHARD K. LOOPER(6)                 158,113                          1.5                        *
ADOLPHUS B. BAKER(7)                 230,603           68,400         2.2         5.7          4.0
BOBBY J. RAINES(8)                   206,124                          1.9                        *
JACK B. SELF(9)                       26,065                                                     *
JOE M. WYATT(10)                     152,288                          1.4                        *
CHARLES F. COLLINS(11)                75,600                            *                        *
W. D. (JACK) COX                       7,200                            *                        *
R. FASER TRIPLETT, M.D.               35,200                            *                        *
LETITIA C. HUGHES                        525                            *                        *
ALL DIRECTORS AND EXECUTIVE
OFFICERS AS A GROUP (TEN
PERSONS)(12)                       5,499,357        1,200,000        52.1         100%        77.6

---------
*        LESS THAN 1%.

(1) The information as to beneficial ownership is based on information known to us or statements furnished to us by the beneficial owners. As used in this table, "beneficial ownership" means the sole or shared power to vote or to direct the voting of a security, or the sole or shared investment power with respect to a security (i.e. the power to dispose of, or to direct the disposition of a security). For purposes of this table, a person is deemed as of any date to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date, such as under our

         Stock Option Plans.

(2) The address of each person, except W.D. Cox, R. Faser Triplett, M.D. and Letitia C. Hughes is Cal-Maine Foods, Inc., 3320 Woodrow Wilson Drive (Post Office Box 2960), Jackson, Mississippi 39207. Mr. Cox's address is 1161 Oak River Road, Memphis, Tennessee 38120; Dr. Triplett's address is 404 West Parkway, Ridgeland, Mississippi 39157; Ms. Hughes' address is P. O. Box 291, Jackson, Mississippi 39205.

(3) Percent of total voting power is based on the total votes to which the Common Stock (one vote per share) and Class A Common Stock (ten votes per share) are entitled.

(4) The number of shares shown in the table include 317,231 shares of Common Stock owned by Mr. Adams' spouse. The Class A Common Stock is convertible on a share-for-share basis into shares of Common Stock.

(5) Includes 255,948 shares accumulated under the Cal-Maine Foods, Inc. Employee Stock Ownership Plan ("ESOP").

(6) Includes 69,414 shares accumulated under ESOP, 12,608 shares owned by Mr. Looper's spouse.

(7) Includes 77,257 shares owned by Mr. Baker's spouse separately and as custodian for their children as to which Mr. Baker disclaims any beneficial ownership, and 30,764 shares accumulated under the ESOP.

(8) Includes 7,913 shares accumulated under the ESOP, and 5,000 shares owned by Mr. Raines' spouse.

(9)      Includes 22,065 shares accumulated under the ESOP.

(10)     Includes 7,262 shares accumulated under the ESOP.

(11)     Includes 71,600 shares accumulated under the ESOP.

(12) Includes shares as to which Messrs. Adams and Baker disclaim any beneficial ownership. See Notes (4) and (7) above.

         The shares of Common Stock accumulated in the ESOP, as indicated in Notes (5) through (11) above, also are included in the 2,892,897 shares shown in the table as owned by the ESOP.

         See table on Page 8 for details as to options granted to the named executive officers in fiscal 2001.

                             ELECTION OF DIRECTORS

         Our bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors and that the number may not be less than three nor more than fifteen. Pursuant to the bylaws, the Board of Directors has fixed the number of directors at ten. Unless otherwise specified, proxies will be voted FOR the election of the ten nominees named below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the meeting, any of the nominees named below is unable or declines to serve as director (which is not anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may designate in their discretion. The directors recommend a vote FOR the ten nominees listed below. All nominees presently serve as directors of the Company.

NOMINEES FOR DIRECTOR

The table below sets forth certain information regarding the nominees for election to the Board of Directors:


            NAME                   AGE                     TENURE AND BUSINESS EXPERIENCE
            ----                   ---                     ------------------------------

Fred R. Adams, Jr.(1)(3)           69    Fred R. Adams, Jr. has served as the Chief Executive Officer and
Chairman of the Board of                 director of the Company since its formation in 1969 and as the
Directors and Chief Executive            Chairman of its Board of Directors since 1982.  He is a director
Officer                                  and past chairman of National Egg Company, United Egg Producers,
                                         Mississippi Poultry Association, U.S. Egg Marketers, Inc., and
                                         Egg Clearinghouse, Inc. Mr. Adams is the father-in-law of Mr.
                                         Baker.

Richard K. Looper(1)               74    Richard K. Looper served as President and Chief Operating Officer
Vice Chairman of the                     of the Company from 1983 to January 1997. Previously, he had
Board of Directors                       served as Executive Vice President of the Company since 1982 and was originally employed by the Company in 1974. Mr. Looper is a past chairman of the American Egg Board and U.S. Egg Marketers,
                                         Inc. He has served as a director of the Company since 1982.

Adolphus B. Baker(1)               44    Adolphus B. Baker was elected President and Chief Operating
President and Chief Operating            Officer in January 1997. He was serving as Vice President and
Officer                                  Director of Marketing of the Company when elected President.
                                         Previously, he had served as Assistant to the President since
                                         1987 and has been employed by the Company since 1986. He has been a director of the Company since 1991. Mr. Baker is a member of the American Egg Board Executive Committee, Past Chairman of
                                         Mississippi Poultry Association, and is a past chairman of Egg
                                         Clearinghouse, Inc. Mr. Baker is a director of Trustmark
                                         National Bank of Jackson, Mississippi. Mr. Baker is Mr. Adams'
                                         son-in-law.

Bobby J. Raines(1)                 68    Bobby J. Raines has served as Vice President, Chief Financial
Vice President, Chief                    Officer, Treasurer and Secretary of the Company since 1972.
Financial Officer, Treasurer,            Previously, he had handled various operational responsibilities
Secretary and Director                   and has been employed by the Company since its formation in
                                         1969. He has served as a director of the Company since 1982.

Jack B. Self, Vice                 71    Jack B. Self has been Vice President/Operations and Production of
President/Operations and                 the Company since 1977. He has served as a director of the
Production and Director                  Company since 1983.

Joe M. Wyatt                       62    Joe M. Wyatt has been Vice President/Feed Mill Division since
Vice President/Feed Mill                 1977 and has been employed by the Company since its formation in
Division and Director                    1969. He has served as a director of the Company since 1983.

Charles F. Collins                 57    Charles F. Collins has served as Vice President and Controller of
Vice President, Controller               the Company since 1978. He has served as a director of the
and Director                             Company since 1983. He has been employed by the Company since
                                         1969.

W. D. (Jack) Cox(2)(3)             75    W.D. (Jack) Cox has served as a director of the Company since
Director                                 September 1996.  Mr. Cox has been a consultant to various food companies and a major farm implement company since October 1990.
                                         Prior thereto, he served as Vice President for vegetable oil procurement at Kraft, Inc. ("Kraft"), and was a consultant to offshore and Canadian locations of Kraft's facilities. In the early 1980s, Mr. Cox was Vice President for commodities and ingredients of Nabisco Brands, Inc. From 1970 to 1972 Mr. Cox was
                                         employed by the Company as Vice President for egg products.

R. Faser Triplett, M.D.(2)(3)    67      R. Faser Triplett, M.D., has served as a director of the Company since September 1996. Dr. Triplett is a  retired physician and a
                                         Clinical Assistant Professor at the University of Mississippi
                                         School of Medicine. He is the majority owner of Avanti Travel,
                                         Inc.

Letitia C. Hughes(2)             49      Letitia C. Hughes was elected as a director of the Company in
                                         July of 2001. Since 1974 Ms. Hughes has been associated with
                                         Trustmark National Bank, Jackson, Mississippi, in managerial positions. She is presently serving as Senior Vice-President,
                                         Manager, Private Banking.

---------
(1)      Member of the Executive Committee
(2)      Member of the Audit Committee
(3)      Member of the Compensation Committee

         The Company's executive officers, each of whom is also a director of Cal-Maine, serve as executive officers at the pleasure of the Board.

BOARD AND COMMITTEE MEETINGS

         The Board of Directors of the Company held four meetings in fiscal year 2001. The Executive Committee of the Board consists of Messrs. Adams, Looper, Baker and Raines. The Board also has a Compensation Committee consisting of Messrs. Adams, Cox and Triplett, and an Audit Committee consisting of Messrs. Cox and Triplett and Ms. Hughes. The Board does not have a nominating committee or committee performing similar functions. This function is performed by the Executive Committee.

         The Executive Committee may exercise all of the powers of the full Board of Directors, except for certain major actions, such as the adoption of any agreement of merger or consolidation, the recommendation to stockholders of any disposition of substantially all of the Company's assets or a dissolution of the Company, and the declaration of a dividend or authorization of an issuance of stock. The Executive Committee acts on matters, within the scope of its authority, between meetings of the full Board. During the last fiscal year, no formal meetings of the Executive Committee were held, but the Committee, pursuant to Delaware law, took action by unanimous written consent on ten occasions.

         The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, including the issuance of stock options to the Company's officers, employees and directors. The Compensation Committee met one time during fiscal 2001.

         The Audit Committee, which is composed of three independent directors meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee met four times during fiscal 2001.

         Each member of our Board of Directors attended 75% or more of the total meetings of the Board and all committees of the Board on which he or she served during fiscal 2001.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. A copy of the Charter of the Audit Committee is attached as Appendix A to this Proxy Statement. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with Ernst & Young, LLP, independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

         The Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Committee held four meetings during fiscal year 2001.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 2, 2001, for filing with the Securities and Exchange Commission. The Committee and the board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

W. D. (Jack) Cox, Audit Committee Member
Letitia C. Hughes, Audit Committee - Chairperson
R. Faser Triplett, M.D., Audit Committee Member

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, such as the Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, for the fiscal year ended June 2, 2001, all
Section 16(a) reports applicable to its directors and executive officers were timely filed.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

         The following Summary Compensation Table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal year ended June 2, 2001, by (i) our chief executive officer and (ii) our four other most highly compensated executive officers who were serving as executive officers at the end of that year.

                           SUMMARY COMPENSATION TABLE


                  NAME AND                                                            LTIP                     ALL OTHER
             PRINCIPAL POSITION                YEAR      SALARY       BONUS(1)      PAYOUTS        SAR      COMPENSATION(2)
             ------------------                ----      ------       -----         -------        ---      -------------

Fred R. Adams, Jr., Chairman of the
Board and Chief Executive Officer              2001     $257,738      $250,000        None         -0-           $83,797
                                               2000     $256,304      $269,231        None         -0-           $82,820
                                               1999     $255,544      $250,000        None         -0-           $60,997

Richard K. Looper - Vice Chairman of
The Board of Directors                         2001     $125,858      $110,000      $50,000(3)   $ 33,920        $ 1,215
                                               2000     $141,477      $172,944      $50,000        -0-           $ 1,246
                                               1999     $150,491      $120,000      $50,000      $193,050        $ 1,246

Adolphus B. Baker - President, Chief
Operating Officer and Director                 2001     $148,642      $140,000        None       $ 33,920         $ 710
                                               2000     $138,634      $125,000        None         -0-            $ 710
                                               1999     $121,839      $110,000        None       $ 74,220         $ 710

Bobby J. Raines - Vice President,
Chief Financial Officer, Treasurer and
Secretary                                      2001     $160,728      $140,000        (4)        $ 33,920         $ 977
                                               2000     $149,718      $112,500                     -0-            $ 977
                                               1999     $138,955      $110,000                   $174,713         $ 977

Joe M. Wyatt - Vice
President/Operations
and Feed Mills                                 2001     $100,853      $ 73,084        (4)          -0-            $ 730
                                               2000     $106,346      $ 83,560                     -0-            $ 730
                                               1999     $ 95,612      $ 83,560                   $ 99,095         $ 730

---------
(1) Bonuses are determined annually by the Compensation Committee of the Board of Directors on a discretionary basis based on the results of our operations and the Committee's evaluation of the executive officer's contribution to such performance, except that Mr. Wyatt's bonus is determined pursuant to a formula.
(2) The amounts shown represent premiums paid under separate life insurance policies purchased by us for each person named in the table. The policy on Mr. Adams' life is owned by an Adams family inter vivos trust, and the beneficiaries are Mr. Adams' four daughters and their descendants. Messrs. Looper and Raines are the owners of their respective policies, and members of their families are the beneficiaries. The Company is not a beneficiary under any of such policies and will not receive any portion of the proceeds paid thereunder upon the death of any of the insureds. In addition, we made contributions to the account of each named executive maintained under an ESOP Plan. See "Employee Stock Ownership Plan" below.

(3) Paid pursuant to Mr. Looper's incentive compensation agreement with us. See "Long Term Incentive Plans," below.
(4) Mr. Raines and Mr. Wyatt earn compensation payable in the future pursuant to long term incentive plans. See "Long Term Incentive Plans" below.


FISCAL YEAR END OPTION VALUE TABLE

         As of June 2, 2001 none of the executive officers named in the Summary Compensation Table held any unexercised options under our 1993 Stock Option Plan.

OPTIONS GRANTED FOR THE FISCAL YEAR ENDING JUNE 2, 2001

        For the fiscal year ending June 2, 2001 no options were granted to any of the officers named in the Summary Compensation Table.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES.

The following table summarizes options and SARs exercised during Fiscal 2001 and presents the value of unexercised options and SARs held by the named executives at fiscal year-end:


                                                                 Number of Securities     Value of Unexercised
                          Number of                             Underlying Unexercised        In-the-Money
                          Securities                                 Options/SARs           Options/SARs at
                          Underlying                            At Fiscal Year-End (#)     Fiscal Year-End ($)
                         Options/SARs                              Exercisable (E)/         Exercisable (E)/
       Name               Exercised         $ Value Realized      Unexercisable (U)         Unexercisable (U)

Fred Adams                   -0-                  -0-                    -0-                     -0-

R. K. Looper             8,000/8,000             33,920           32,000 U/32,000 U       65,920 U/65,920 U

Adolphus Baker           8,000/8,000             33,920           32,000 U/32,000 U       65,920 U/65,920 U

B. J. Raines             8,000/8,000             33,920           32,000 U/32,000 U       65,920 U/65,920 U

Joe M. Wyatt                 -0-                  -0-              4,000 E/4,000 E         8,240 E/8,240 E
                                                                  16,000 U/16,000 U       32,960 U/32,960 U


EMPLOYEE STOCK OWNERSHIP PLAN

        We maintain a payroll-based Employee Stock Ownership Plan. Pursuant to the ESOP, originally established in 1976 all persons employed by us over age 21 with one or more years of service, participate. Its assets, which currently consists primarily of Common Stock of the Company, are managed by a trustee designated by the Board. Contributions by us may be made in cash or shares of Common Stock, as determined by the Board of Directors. Employee contributions are not permitted. Company contributions generally may not exceed 15% of the aggregate annual compensation of participating employees. Contributions are allocated to the accounts of participating employees in the proportion which each employee's compensation for the year bears to the total compensation (up to $150,000 per employee) of all participating employees. Company contributions vest immediately upon the commencement of an employee's participation in the ESOP.

         Shares of Common Stock held in an employee's account are voted by the ESOP trustee in accordance with the employee's instructions. An employee or his or her beneficiary is entitled to distribution of the balance of his or her account upon termination of employment. Our contributions to the ESOP amounted to approximately $1,015,110 in calendar year 2000. For calendar year 2000, our contributions to the ESOP on behalf of each of the executive officers named in the Summary Compensation Table were: Fred R. Adams, Jr. - $5,332, Richard K. Looper $5,332, Adolphus B. Baker - $5,332, Bobby J. Raines - $5,332, and Joe M. Wyatt - $4,845.

1999 STOCK OPTION PLAN

         Our 1999 Stock Option Plan was adopted on April 15, 1999, and approved by the shareholders on October 11, 1999. Under the 1999 Plan, a total of 500,000 shares of Common Stock were reserved for issuance upon the exercise of options that could be granted under the 1999 Plan. Options were awarded by the Board of Directors and can be either incentive stock options ("ISOs") to satisfy the requirements of ss. 422 of the Internal Revenue Code (the "Code"), or non-statutory options ("NSOs") which are not intended to satisfy such requirements.

         Under the 1999 Plan, the exercise price per share for any option granted may not be less than 100% of the fair market value of the common stock on the date of the grant. The number and kind of shares subject to an option and the option exercise price may be adjusted in certain circumstances to prevent dilution. The method of payment of an option exercise price will be as determined by the Board of Directors and as is set forth in the individual stock option agreements.

         The options presently outstanding, all of which are held by employees, including executive officers and executive officers who are also directors, are for a total of 500,000 shares granted on December 13, 1999, at an exercise price of $3.00 per share and must be exercised no later than ten years after grant. Shares subject to the 1999 Plan have been registered under the Securities Act of 1933.

SAVINGS AND RETIREMENT PLAN

         Since 1985, we have maintained a defined contribution savings and retirement plan (the "Retirement Plan"), which is designed to qualify under Sections 401 (a) and 401 (k) of the Code. An employee is eligible to participate in the Retirement Plan on or after having attained age 21 and after one year of service. The Retirement Plan is administered by us and permits covered employees to contribute up to the maximum allowed by the IRS regulations. Highly compensated employees may be subject to further limitations on the amount of their maximum contribution. We may make discretionary contributions matching each employee's pre-tax contributions. At the present time, we do not make discretionary contributions. The Retirement Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended.

         Participating employees are at all times 100% vested in their account balances under the Retirement Plan. Benefits are paid at the time of a participant's death, retirement, disability, termination of employment, and, under limited circumstances, may be withdrawn prior to the employee's termination of service. Contributions are not taxable to employees until such funds are distributed to them.

EMPLOYMENT AGREEMENTS

         We have entered into certain incentive compensation continuation agreements with Richard K. Looper, Bobby J. Raines and Joe M. Wyatt. Pursuant to the agreements, each executive officer may earn up to ten years of compensation payments if he remains with us until age 65. If the officer's employment ends before his 65th birthday, he would be entitled to fewer years of incentive compensation payments, depending on the length of time served as an officer. The incentive compensation payments are made monthly, beginning immediately after the officer's 65th birthday, at the annual rate of

$50,000 per year for Messrs. Looper and Raines and $20,000 per year for Mr. Wyatt. The Agreements provide that once payments begin or have been earned, any remaining payments will continue to be made to the officer's estate after his death.

         Mr. Looper has earned ten years of incentive compensation payments under his agreement. Mr. Looper began receiving his payments on December 1, 1991. Mr. Raines will have earned fourteen years in October 9,2001 and will earn an additional year for each year worked thereafter until his retirement. Mr. Wyatt has earned nine years and will earn an additional year up to ten years for each year worked hereafter until his retirement.

DIRECTOR COMPENSATION

         The Company's non-employee directors are each entitled to receive $10,000 annually as compensation for their services as a director and have been granted options to purchase Common Stock under the 1993 Plan and may be granted options under the 1999 Plan. Options to purchase 12,000 shares of Common Stock at a price of $4.33 per share were granted on October 15, 1996 to each of W. D.
(Jack) Cox and R. Faser Triplett, the then non-employee directors of the Company. All options expire ten years after grant. Directors also may be compensated for any services performed in addition to their normal duties as a director of the Company. Employee-directors receive no additional compensation for their services as directors of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In October 1996, the Board of Directors established a Compensation Committee. As indicated above, the members of the Committee are Fred R. Adams, Jr., Chairman of the Board of Directors and Chief Executive Officer, and W.D.
(Jack) Cox and R. Faser Triplett, independent directors of the Company. Only Mr. Adams is an employee of the Company.

         From 1970 to 1972, Mr. Cox was employed by the Company as Vice President for egg products.

REPORT OF COMPENSATION COMMITTEE

         The compensation of the officers of the Company is determined by the Compensation Committee in consultation with the Executive Committee of the Board of Directors. The Compensation Committee consists of Messrs. Cox, Triplett and Adams, while the Executive Committee consists of Messrs. Adams, Looper, Baker and Raines.

         The compensation of all officers consists of two components, a base salary and a bonus. The bonus which may be received by officers, other than members of the Executive Committee, is determined by a formula set forth in the Company's Bonus Program. The maximum bonus which an officer is entitled to receive is computed by taking his salary on the first day of the then fiscal year, adding his bonus from the previous year, and dividing by 2. This is the theoretical maximum that an officer may receive.

         Of the maximum bonus payable, 50% of that bonus is predicated on the officer's individual performance and 50% is predicated on the profitability of the Company. If the Company achieves a pre-tax profit equal to 5 cents per dozen eggs produced by the Company, the officer will receive the entire profitability component of his bonus. If the Company achieves profitability at a pre-tax level less than 5 cents per dozen eggs produced, the profitability component of the bonus will be reduced proportionately. For example, if the Company earned a pre-tax profit of 2.5 cents per dozen eggs produced, the officer would be entitled to receive only one-half of the profitability component of his bonus.

         The performance component of his bonus is determined by the Compensation Committee upon recommendation by the Executive Committee. The Executive Committee evaluates the respective responsibilities and performance of each officer, and based on their evaluation of that officer's performance, a recommendation as to what percentage of his performance component should be given is given to the Compensation Committee. An officer's total bonus is the sum of the profitability component and the bonus component.

         Officers who are members of the Executive Committee are not eligible to participate in the established bonus program. While members of the Executive Committee also receive a base salary and are eligible to receive a bonus in addition to their salary, the amount of their bonus, if any, is determined exclusively by the Compensation Committee. In determining the bonus, if any, to be paid to members of the Executive Committee, the Compensation Committee takes into consideration the performance of the Company, its profitability, and the individual contributions of the members of the Executive Committee. No formula is utilized in computing such bonuses.

         The base compensation and bonuses available to all officers is intended by the Company to place the Company generally in the center of the compensation range paid to comparable employees in similar industries, with particular emphasis upon commodity-based companies such as egg producers, marketers, poultry producers, processors and distributors.

         A significant number of businesses in the industry of the Company are privately held and, therefore, compensation information is not readily available. However, the general ranges of compensation within such industries are generally well known within the industries, and the Compensation Committee believes that the salaries and bonuses paid to the Company officers fall within the middle of the range being paid. It is the philosophy of the Company neither to pay the highest nor the lowest salaries or bonuses.

         In evaluating the performance of the members of the Executive Committee, the Compensation Committee recognizes that the results of Company operation are significantly determined by factors over which management has little or no control, such as egg prices and the cost of feed ingredients. As a result, the compensation paid to officers serving as members of the Executive Committee is almost entirely subjective.

Fred R. Adams, Jr.
R. Faser Triplett, M.D.
W. D. Cox

                COMPARISON OF 54-MONTH CUMULATIVE TOTAL RETURN*
       AMONG CAL-MAINE FOODS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                       AND THE NASDAQ NON-FINANCIAL INDEX


                                    [GRAPH]

CAL-MAINE FOODS, INC.       100.00  112.50   96.43   96.43   89.29   91.21   76.56   66.38   72.80   75.69
NASDAQ STOCK MARKET (U.S.)  100.00  119.83  128.59  146.29  147.66  163.73  163.06  138.23  181.02  213.25
NASDAQ NON-FINANCIAL        100.00  116.41  125.55  142.39  141.07  156.79  155.94  132.13  175.56  209.67

CAL-MAINE FOODS, INC.        78.58   62.03   49.96   59.22   48.91   50.47   62.58   69.21   74.00
NASDAQ STOCK MARKET (U.S.)  230.21  256.82  311.57  435.64  315.57  392.36  241.42  198.44  195.85
NASDAQ NON-FINANCIAL        226.50  256.15  316.49  458.36  325.22  405.10  242.70  196.21  191.46

                              INDEPENDENT AUDITORS

         The firm of Ernst & Young, LLP has served as our independent auditor since fiscal year 1989. While no dispute or disagreement exists with Ernst & Young, the Board of Directors has elected to receive proposals from qualified accounting firms to serve as independent auditors for fiscal year 2002. The Board believes it is in the best interest of the Company and its shareholders to consider different firms from time to time. Representatives of Ernst & Young, LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

AUDIT FEES

         The fee paid to Ernst & Young for audit services for fiscal year 2000 and the review of Quarterly Reports on Form 10-Q for the year was $68,000. For all other fees for nonaudit services Ernst & Young was paid $135,300 for the period. The Audit Committee determined that the proration of their fee for nonaudit services is compatible with maintaining Ernst & Young's independence.

                             SHAREHOLDER PROPOSALS

         Shareholder proposals must be received in writing by the Company no later than June 7, 2002, which is 120 days prior to the date on which we plan to mail proxy materials relating to that meeting to be considered for inclusion in the Company's proxy materials for the 2002 Annual Meeting. Shareholder proposals should be addressed to Cal-Maine Foods, Inc., Post Office Box 2960, Jackson, Mississippi 39207, Attention: Secretary. No shareholder proposals were received for inclusion in the proxy materials for the 2001 meeting.

                                 OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the proxies in the enclosed proxy will vote in accordance with their best judgment on such matters.

         Holders of Common Stock are urged to complete, sign and date the accompanying proxy card and return it in the enclosed envelope. No postage is necessary if the proxy card is mailed in the United States.


                                    By order of the Board of Directors,


                                    /s/ Bobby J. Raines
                                    --------------------------------------
                                    Bobby J. Raines
                                    Secretary
Jackson, Mississippi
November 14, 2001

                                  APPENDIX "A"

                       CHARTER OF THE AUDIT COMMITTEE OF

                           THE BOARD OF DIRECTORS OF

                             CAL-MAINE FOODS, INC.
                              --------------------


PURPOSE

         The purpose of the Audit Committee of the Board of Directors of Cal-Maine Foods, Inc. (the "Company") is to assist the Board in carrying out its oversight responsibilities with respect to the Company's financial reports and compliance obligations, annual independent audit of its financial statements and its internal financial and accounting controls.

MEMBERSHIP

         The Committee will consist of not less than three independent members of the Board of Directors. Each Member of the Committee will meet the requirements of the Audit Committee Policy of NASDAQ and, accordingly, (i) will not be an officer or employee of the Company or its subsidiaries and will not have a relationship which, in the Board's opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and (ii) will be financially literate, or be able to become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee will have accounting or related financial management expertise.

RESPONSIBILITIES

         The Committee's oversight responsibilities will include the following:

         1. The Committee, subject to any action that may be taken by the full Board of Directors, will have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the independent auditor.

         2. The Committee will review, with management and the auditor, the audited financial statements to be included in the Company's Annual Report on Form 10-K and review and consider with the auditor the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS 61") as in effect at that time.

         3. Either the whole Committee or the Chairperson of the Committee will review with management and the auditor the Company's quarterly financial statements to be included in the Company's Quarterly Reports on Form 10-Q and review with the auditor the matters required to be discussed by SAS 61 as in effect at that time.

         4. The Committee will (i) review the annual written report from the auditor discussing all relationships between the auditor and the Company in accordance with Independence Standards Board Standard No. 1 ("ISB") as in effect at that time; (ii) discuss with the auditor any such disclosed relationships and their impact on the auditor's independence; and (iii) recommend that the Board of Directors take appropriate action in response to the auditor's report to satisfy itself of the auditor's independence.

         5. The Committee will review the comments from the auditor in the auditor's annual report to management and the Board relating to the Company's accounting procedures and systems of internal controls.

         6. The Committee will review with management and the auditor compliance with laws, regulations and internal procedures and contingent liabilities and risks that may be material to the Company.

         7. The Committee will prepare a report each year for inclusion in the Company's annual proxy statement stating whether (i) the Committee reviewed and discussed the audited financial statements with management, (ii) the Committee discussed with the auditor the matters required to be discussed by SAS 61,
                  (iii) the Committee received the written disclosures from the auditor required by ISB 1, and (iv) the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

         8. The Committee will review the adequacy of this Charter on an annual basis.

                                     PROXY

                              CAL-MAINE FOODS, INC

       THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

   The undersigned hereby appoints Fred R. Adams, Jr. and Bobby J. Raines, or either of them, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of Cal-Maine Foods, Inc. (the "Company"), held of record by the undersigned on November 8, 2001, at the Annual Meeting of Stockholders of the Company, to be held on December 11, 2001, and at any adjournments thereof, with all powers the undersigned would possess if personally present.

1. Election of Directors (Check only one box below. TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NAME OF NOMINEE.)

[ ]    To vote for all the nominees listed below:
       Fred R. Adams, Jr., Richard K. Looper, Adolphus B. Baker, Bobby J. Raines, Jack B. Self, Joe M. Wyatt, Charles F. Collins, W.
       D. (Jack) Cox, Faser Triplett, M.D. and Letitia C. Hughes
OR
[ ]    To withhold authority to vote for all nominees listed above.
OR
[ ]    To allocate your votes among nominees for director utilizing cumulative voting, indicate the number of votes for each director opposite the name of each nominee.
       [ ] Fred R. Adams, Jr.                                                [ ] Joe M. Wyatt
       [ ] Richard K. Looper                                                 [ ] Charles F. Collins
       [ ] Adolphus B. Baker                                                 [ ] W. D. (Jack) Cox
       [ ] Bobby J. Raines                                                   [ ] R. Faser Triplett, M.D.
       [ ] Jack B. Self                                                      [ ] Letitia C. Hughes

  Please refer to the Proxy Statement for a discussion of cumulative voting.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the proxies may vote for any person for director in their discretion.

   WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE, EITHER IN PERSON OR IN WRITING.

                                                              -------------------------------------------
                                                              Signature             (Seal)

                                                              -------------------------------------------
                                                              Signature if held jointly          (Seal)

                                                              -------------------------------------------

                                                              (Date)                                     , 2001
                                                                      -----------------------------------
                                                              1. Sign your name exactly as it appears on the
                                                                 label.
                                                              2. When signing as attorney, executor,
                                                              administrator, trustee, or guardian, please state
                                                                 full title as such.
                                                              3. If a corporation, please sign in full corporate
                                                              name by president or other authorized officer.
                                                              4. If a partnership, please sign in partnership
                                                              name by authorized person.
                                                              5. When shares are held jointly, both stockholders
                                                                 must sign this proxy.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                     PROXY

                             CAL-MAINE FOODS, INC.

       THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

   The undersigned hereby directs the Trustee of the Cal-Maine Foods, Inc. Employee Stock Ownership Plan to vote all the shares of Common Stock of Cal-Maine Foods, Inc. (the "Company"), held for the account of the undersigned in the Plan on November 8, 2001, at the Annual Meeting of the shareholders of the Company, to be held on December 11, 2001, and at any adjournments thereof as follows:

1. Election of Directors (Check only one box below. TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NAME OF NOMINEE.)

[ ]    To vote for all the nominees listed below:
       Fred R. Adams, Jr., Richard K. Looper, Adolphus B. Baker, Bobby J. Raines, Jack B. Self, Joe M. Wyatt, Charles F. Collins,
       W.D. (Jack) Cox, R. Faser Triplett, M.D., and Letitia C. Hughes.
OR
[ ]    To withhold authority to vote for all nominees listed above.
OR
[ ]    To allocate your votes among nominees for director utilizing cumulative voting, indicate the number of votes for each director opposite the name of each nominee.
       [ ] Fred R. Adams, Jr.                                                [ ] Joe M. Wyatt
       [ ] Richard K. Looper                                                 [ ] Charles F. Collins
       [ ] Adolphus B. Baker                                                 [ ] W.D. (Jack) Cox
       [ ] Bobby J. Raines                                                   [ ] R. Faser Triplett, M.D.
       [ ] Jack B. Self                                                      [ ] Letitia C. Hughes

  Please refer to the Proxy Statement for a discussion of cumulative voting.

2. The Trustee is authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the Trustee may vote for any person for director in their discretion.

   WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE, EITHER IN PERSON OR IN WRITING.

                                                              -------------------------------------------
                                                              Signature             (Seal)

                                                              -------------------------------------------
                                                              Signature if held jointly          (Seal)

                                                              -------------------------------------------

                                                              (Date)                                     , 2001
                                                                      -----------------------------------
                                                              1. Sign your name exactly as it appears on the
                                                                 label.
                                                              2. When signing as attorney, executor,
                                                              administrator, trustee, or guardian, please state
                                                                 full title as such.
                                                              3. If a corporation, please sign in full corporate
                                                              name by president or other authorized officer.
                                                              4. If a partnership, please sign in partnership
                                                              name by authorized person.
                                                              5. When shares are held jointly, both stockholders
                                                                 must sign this proxy.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.